(ICON)

Prudential
Diversified
Bond
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1998
(LOGO)

Prudential Diversified Bond Fund, Inc.

Performance At A Glance.
A financial crisis that spread beyond Asia to Russia and Latin America roiled global bond markets during 1998. Investors sought refuge in "safe haven" securities, such as U.S. Treasuries, and sold assets that carried greater credit risk, including corporate bonds. The Prudential Diversified Bond Fund benefited from its exposure to Treasuries and our decision to sell certain corporate bonds at a profit earlier in the year. But it also held debt securities of foreign governments, financial services firms, and energy companies that performed poorly. As a result, Fund returns lagged the gain on the Lipper General Bond Fund Average.

Cumulative Total Returns1                    As of 12/31/98
                           One                Three
Since
                           Year               Years
Inception2
Class A                      5.14% (5.06)       20.10%
(19.46)       43.88% (42.90)
Class B                      4.51  (4.43)       17.90
(17.28)       40.44  (39.48)
Class C                      4.51  (4.43)       17.90
(17.28)       40.41  (39.46)
Class Z                      5.30  (5.22)            N/A
19.86  (19.41)
Lipper General Bond
  Fund Avg.3                  6.47                24.93
***

Average Annual Total Returns1                As of 12/31/98
                           One                Three
Since
                           Year               Years
Inception2
Class A                      0.93% (0.86)        4.86%
(4.67)         8.47% (8.28)
Class B                     -0.49  (-0.57)       4.74
(4.55)         8.53  (8.34)
Class C                      2.47  (2.39)        5.29
(5.10)         8.64  (8.46)
Class Z                      5.30  (5.22)            N/A
8.24  (8.06)

Distributions & Yields1                      As of 12/31/98
                                  Total Distributions
30-Day
                                   Paid for 12 Months
SEC Yield
Class A                                $0.85
6.42% (6.36)
Class B                                $0.77
6.09  (6.02)
Class C                                $0.77
6.02  (5.96)
Class Z                                $0.87
6.85  (6.78)

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of
5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns and yields would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, B, and C, 1/10/95; Class Z,
9/16/96.

3 Lipper average returns are for all funds in each share class for the one- and three-year periods in the General Bond Fund category.

***Lipper Since Inception returns are 49.23% for Class A, B, and C; and 21.83% for Class Z based on all funds in each share class.

       How Investments Compared.
           (As of 12/31/98)
               (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results.
The risks to each
of the investments listed above are different -- we provide
12-month total
returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical
20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Barbara L. Kenworthy, Fund Manager
(PHOTO)
Portfolio
Manager's Report
The Prudential Diversified Bond Fund's investment objective is high current income consistent with an appropriate balance between risk and reward as determined by the Fund's investment adviser. The Fund allocates its assets among U.S. government, mortgage-backed, corporate and foreign (mainly government) securities. Barbara Kenworthy is a value investor. She looks for bonds that, in her view, offer competitive yields and appear to be priced inexpensively. There can be no assurance that the Fund will achieve its investment objective.

A Triple Play.
The Federal Reserve cut the Federal funds rate (what banks charge each other for overnight loans) by one-quarter percentage point on September 29, October
15, and November 17, leaving the key rate at 4.75%. The mid-October move marked the first time in 4 1/2 years that the central bank had changed monetary policy outside of a regularly scheduled meeting.

Strategy Session.
Asset Allocation Shifts.
Financial markets proved highly volatile in 1998. Therefore we made timely shifts in the Fund's asset allocation to take advantage of changes in the relative value of world bond markets.

A financial crisis that spread from Asia was among the developments that shook global fixed-income markets. The rash of slumping local currencies and corporate bankruptcies in the region initially seemed to ease by early spring.
During this period of relative calm, strong demand persisted for securities, such as corporate bonds that provided incremental yield over U.S. Treasuries.
As of April 30, 1998, U.S. corporate bonds comprised 69% of the Fund's total investments. Debt securities of foreign companies and governments accounted for 16%, Treasuries were 12%, and three percent was held in cash. Later in the spring, however, expectations of slower growth in corporate earnings led us to purchase more Treasuries and reduce exposure to corporate bonds.

When Russia and Latin America fell prey to the financial malaise in August,
Treasuries rallied strongly and bonds that carried greater credit risk sold off. We shifted even more assets into Treasuries, maintaining roughly 25% of the Fund's total investments in Treasuries from August through October.

Because this growing reluctance to invest in corporate bonds and stocks could have endangered the U.S. economic expansion, the Federal Reserve engineered three one-quarter-percentage-point cuts in the Federal funds rate in the autumn that left the rate at 4.75%. These moves encouraged economic activity by lowering borrowing costs. As confidence in the economy returned, the
"flight to quality" began to reverse. In response, we increased U.S. corporate bond holdings to 86% of the Fund's total investments as of December 31, 1998, while Treasuries accounted for only six percent.

        Portfolio Composition.
     Expressed as a percentage of
  total investments as of 12/31/98.
             (PIE CHART)

What Went Well.
Good Timing.

The Fund benefited from its large exposure to U.S.
Treasuries from August
through early October. During that time, Treasuries performed significantly better than most bond sectors because many investors wanted
"safe haven"
securities that could be easily bought and sold, given the turbulent market conditions. Investors also purchased Treasuries out of disappointment over the modest quarter-percentage-point cut in the Federal funds rate on September 29.
Within days of this move, prices of Treasuries rallied so strongly that the
30-year Treasury bond yield, which falls when its price rises, slid to its lowest level since April 1967.

Realizing the first change in monetary policy was not enough, the Fed reduced the Federal funds rate by the same amount in October and again in November.
Even though the changes in monetary policy helped reverse the "flight to quality" trend, Treasuries still returned more than corporate bonds in 1998, based on Lehman Brothers indexes.

And Not So Well.
Some Poor Choices.
Fund returns lagged the Lipper average because we sold at a loss U.S. dollar-denominated bonds of the cities of Moscow and St. Petersburg, Russia. Prices of these bonds had begun to tumble in August, along with other Russian debt securities, after the nation's government defaulted on some of its ruble-denominated bonds and effectively devalued its currency. However, prices of
Moscow and St. Petersburg bonds edged higher after the "flight to quality" reversed in the autumn. Because we believed Russia's chaotic financial and economic conditions would continue, we chose to cut our losses by selling the bonds as their prices rose.

The Fund also held R&B Falcon Corp. bonds, whose prices fell after Mobil Corp.
canceled an offshore drilling contract with the company, and ContiFinancial
Corp. bonds that performed poorly after their ratings were downgraded by major
U.S. credit-rating agencies.

In addition, the Fund cannot invest in stocks as do some of its competitors included in the Lipper average. Therefore it did not benefit from the impressive stock market rally that took place in the final three months of
1998.

Five Largest Issuers.
4.1%        News America, Inc.
2.4%        Time Warner, Inc.
2.4%        Household Finance Corp.
2.3%        ERP Operating, L.P.
2.1%        Niagara Mohawk
            Power Corp.

Expressed as a percentage of net assets as of 12/31/98.

Looking Ahead.
We believe U.S. economic growth will moderate in 1999. In
other words, the
economy could grow at a slower pace but not slide into a
recession. If the
economy behaves as expected, the 30-year Treasury bond yield could fluctuate
in a range of 4.75% to 5.75% this year. Therefore debt
securities that offer
incremental yield over Treasuries such as corporate bonds
stand a good chance
of performing better than the federal government securities.
The Fund, with
its 86% exposure to U.S. corporate bonds, is positioned to
benefit from that
anticipated performance.
------------------------------------------------------------
-------------------
                                1

President's Letter
February 16, 1999
(PHOTO)
Dear Shareholder:
Many major equity market indexes ended 1998 on the upswing -
- posting an
unprecedented fourth consecutive year of double-digit returns -- as many stocks rebounded off their early October lows. Bond investors were also cheered by healthy returns on U.S. Treasuries and investment-grade corporate debt, as well as certain Western European bonds.

Unfortunately, the equity market's advance was neither broad nor deep. It was limited primarily to stocks of larger companies with established records of growth. Investors ignored the stocks of both undervalued companies and smaller companies in a "flight to quality" stemming from financial turmoil in Asia and fears of a recession in the United States. Accordingly, growth-style investors in large-company stocks outperformed value-style investors by the widest margins in nearly 24 years -- and not since the Great Depression have large-company stocks so outperformed stocks of small companies.

The rally in bonds was not universal either. While government bonds -- especially Treasuries -- enjoyed strong appeal, investors were cool toward lower-rated issues. High yield bonds, therefore, saw yields rise while prices fell.

What We Can Learn From '98

The volatility of 1998 underscores points all investors should keep in mind:
Financial markets will rise and fall, sometimes dramatically. Because asset classes seldom move in lockstep, owning a mix of value- and growth-oriented mutual funds in addition to bond and money market funds can help lessen the effects of market volatility.

Generally speaking, long-term success in investment management comes from remaining true to an investment discipline -- even when it is out of favor.
Investors who maintain a long-term perspective and don't sell during market lows are more likely to regain lost ground, and while past events cannot foretell future performance, stocks and bonds have produced attractive returns ahead of inflation over time.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms
President
------------------------------------------------------------
-------------------
                                2

Portfolio of Investments as of December 31, 1998  PRUDENTIAL
DIVERSIFIED BOND
FUND, INC.
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                Value
(Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
------------------------------------------------------------
Domestic Corporate Bonds--85.3%
Ba2           $    3,000   Airplane Pass-Through
                            Trust,
                            Sr. Sub. Notes,
                            10.875%, 3/15/19           $
3,150,000
Ba2                4,000   Allied Waste North
                            America,
                            Sr. Notes,
                            7.625%, 1/1/06
4,050,000
Ba3                  700   American Standard, Inc.,
                            Sub. Deb.,
                            7.375%, 4/15/05
689,773
Aa3                2,500   Associates Corp. North
                            America, Sr. Deb.,
                            6.95%, 11/1/18
2,663,950
Baa3               1,000   AT&T Capital Corp., Medium
                            Term Notes,
                            7.50%, 11/15/00
1,012,240
B3                 2,000   Atlas Air, Inc.,
                            Sr. Notes,
                            9.375%, 11/15/06
2,020,000
Baa2               2,000   BJ Services Co.,
                            Sr. Notes,
                            7.00%, 2/1/06
2,069,940
Ba2                2,000   Calair Capital Corp.,
                            Sr. Notes,
                            8.125%, 4/1/08
1,955,900
                           Calenergy Co., Inc.,
Ba1                2,000   Sr. Notes, 6.96%, 9/15/03
2,035,660
Ba1                2,000   Sr. Notes, 7.23%, 9/15/05
2,060,520
Ba1                2,000   Series B, 8.48%, 9/15/28
2,211,060
Baa2               3,000   Camden Property Trust,
                            Notes,
                            7.23%, 10/30/00
3,007,200
Baa3               3,000   Capital One Bank,
                            Medium Term Notes,
                            7.08%, 10/30/01
3,016,710
Baa1               5,000   Cendant Corp.,
                            Notes,
                            7.75%, 12/1/03
5,053,350
Ba1                3,200   Cogentrix Energy, Inc.,
                            Sr. Notes,
                            8.75%, 10/15/08
3,400,000
Baa3          $      400   Colonial Realty, L.P.,
                            Sr. Notes,
                            7.00%, 7/14/07             $
383,564
Baa1               2,000   Comdisco, Inc.,
                            Medium Term Notes,
                            6.32%, 11/27/00
2,009,320
Baa3               3,500   Commonwealth Edison Co.,
                            Notes,
                            7.625%, 1/15/07
3,866,905
A3                 3,000   Compass Trust I,
                            Gtd. Bonds,
                            8.23%, 1/15/27
3,213,750
Baa1               1,950   Computer Associates
                            International, Inc.,
                            Sr. Notes,
                            6.375%, 4/15/05
1,929,798
Ba2                4,000   Connecticut Light & Power
                            Co., Series C,
                            7.75%, 6/1/02
4,149,280
Ba2                  500   Conseco Financing Trust
                            II,
                            Bonds,
                            8.70%, 11/15/26
456,815
Ba2                2,900   Conseco Financing Trust
                            III,
                            Bonds,
                            8.796%, 4/1/27
2,651,470
                           Contifinancial Corp.,
Ba3                3,600   Sr. Notes,
                            7.50%, 3/15/02
2,520,000
Ba3                1,000   Sr. Notes,
                            8.125%, 4/1/08
680,000
Ba2                3,000   Continental Airlines Inc.,
                            Sr. Notes,
                            8.00%, 12/15/05
2,964,300
Baa3               1,000   Delta Air Lines, Inc.,
                            Deb.,
                            9.875%, 5/15/00
1,049,720
Ba2                1,500   El Paso Electric Co.,
                            First Mtge. Bonds,
                            9.40%, 5/1/11
1,720,590

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                Value
(Note 1)
------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
Baa2          $    5,500   Enterprise Rent-A-Car Co.,
                            Medium Term Notes,
                            7.00%, 6/15/00             $
5,523,485
                           ERP Operating, L.P.,
A3                 2,000   Bonds,
                            6.63%, 4/13/15
1,973,520
A3                 5,000   Partnership Notes,
                            6.15%, 9/15/00
4,967,000
B2                 2,000   Falcon Holdings Group,
                            L.P.,
                            Sr. Notes,
                            8.375%, 4/15/10
2,040,000
Baa2               5,100   Federated Dept. Stores,
                            Inc.,
                            Sr. Notes,
                            8.50%, 6/15/03
5,625,198
NR                 5,000   First Industrial, L.P.,
                            Notes,
                            6.50%, 4/5/01
4,924,850
Baa2               2,000   Fort James Corp.,
                            Notes,
                            6.23%, 3/15/01
2,018,820
NR                 3,500   Gables Reality, L.P.,
                            Sr. Notes,
                            6.55%, 10/1/00
3,502,940
A2                 7,000   Household Finance Corp.
                            Notes,
                            6.50%, 11/15/08
7,245,000
NR                 6,000   ICG Holdings, Inc.,
                            Sr. Notes,
                            Zero Coupon, 3/15/07
3,720,000
Ba2                2,000   Interpool Capital Trust,
                            Series B,
                            9.875%, 2/15/27
1,640,000
B2                 2,000   ITC Deltacom Inc.,
                            Sr. Notes,
                            9.75%, 11/15/08
2,050,000
                           ITT Corp., Notes,
Ba1                2,000   6.25%, 11/15/00
1,929,480
Ba1                2,000   6.75%, 11/15/03
1,841,660
Ba2           $    2,200   K Mart Corp.
                            Pass-Through Trust,
                            Series 1995 K-4,
                            9.35%, 1/2/20              $
2,288,000
Baa2               4,000   K N Energy, Inc.,
                            Notes,
                            6.30%, 3/1/01
4,011,240
Ba1                5,000   LCI International Inc.,
                            Sr. Notes,
                            7.25%, 6/15/07
5,062,600
Baa1               1,200   Lehman Brothers, Inc.,
                            Medium Term Notes,
                            6.40%, 8/30/00
1,200,300
B3                 3,000   Level 3 Communication,
                            Inc.,
                            Sr. Disc. Notes,
                            10.50%, 12/1/03, Zero
                            Coupon (until 12/1/08)
1,743,750
Baa2               2,000   Mallinckrodt, Inc.,
                            Notes,
                            6.30%, 3/15/01
1,969,125
B3                 2,000   McLeod, Inc.,
                            Sr. Notes,
                            9.25%, 7/15/07
2,070,000
Aa3                2,800   Merrill Lynch & Co., Inc.,
                            Notes,
                            6.875%, 11/15/18
2,902,620
                           Meyer Fred, Inc.,
Ba2                2,000   Deb.,
                            7.38%, 3/1/05
2,115,680
Ba2                  300   Notes,
                            7.15%, 3/1/03
312,114
A1                 2,500   Morgan Stanley Dean
                            Witter, Inc., Notes,
                            6.09%, 3/9/01
2,533,375
Baa2               3,000   National Oilwell, Inc.,
                            Notes,
                            6.88%, 7/1/05
2,981,250
A1                 1,000   Nationwide Life Insurance
                            Co.,
                            Deb.,
                            9.875%, 2/15/25
1,253,440

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                Value
(Note 1)
------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
                           Navistar International
                            Corp.,
                            Sr. Notes,
Ba1           $    1,000   7.00%, 2/1/03               $
1,000,156
Ba3                4,500   8.00%, 2/1/08
4,578,750
NR                12,500   News America, Inc.,
                            6.70%, 5/21/04
12,742,125
B2                 4,000   Nextel Communications,
                            Inc.,
                            Sr. Disc. Notes,
                            9.75%, 10/31/07, Zero
                            Coupon (until 10/31/02)
2,440,000
B3                 5,000   Nextlink Communications,
                            Inc., Sr. Disc. Notes,
                            9.00%, 3/15/08,
                            Zero Coupon (until
                            3/15/03)
2,825,000
                           Niagara Mohawk Power
                            Corp.,
                            Notes,
Ba1                2,000   6.875%, 4/1/03
2,069,400
Ba1                2,000   7.38%, 8/1/03
2,113,820
Ba1                2,000   8.00%, 6/1/04
2,183,720
B3                 3,250   NTL, Inc., Sr. Notes,
                            Zero Coupon, 10/1/03
2,031,250
                           Occidental Petroleum
                            Corp.,
                            Sr. Notes,
Baa2               1,000   10.125%, 11/15/01
1,093,360
Baa2               1,000   11.125%, 8/1/10
1,305,310
NR                 4,000   Owens Corning, Inc.,
                            Notes,
                            7.50%, 5/1/05
4,088,840
Ba1                2,100   Owens Illinois, Inc.,
                            Deb.,
                            7.50%, 5/15/10
2,139,942
Ba2                  500   Paramount Communications,
                            Inc., Sr. Notes,
                            7.50%, 1/15/02
521,765
A2                 4,000   Philip Morris Co., Inc.,
                            Notes,
                            6.15%, 3/15/00
4,033,200
NR                 3,000   Qwest Communications
                            Int'l.,
                            Inc., Sr. Notes,
                            7.50%, 11/1/08
3,120,000
                           R & B Falcon Corp.,
                            Sr. Notes, Ser. B,
Ba1>          $    1,000   6.50%, 4/15/03              $
908,320
Ba1                2,500   6.75%, 4/15/05
2,150,000
Ba1                2,500   7.375%, 4/15/18
1,928,475
                           Raytheon Co.,
                            Deb.,
Baa1               2,500   6.40%, 12/15/18
2,481,250
Baa1               1,150   7.00%, 11/1/28
1,210,743
Ba3                2,000   Rogers Cablesystems, Inc.,
                            Sr. Sec'd. Notes,
                            10.00%, 3/15/05
2,240,000
Baa3               3,500   Saks, Inc.,
                            Gtd. Sr. Sub. Notes,
                            8.25%, 11/15/08
3,710,000
Baa3               2,500   Saks, Inc.,
                            Bonds,
                            7.50%, 12/1/10
2,499,825
                           Salomon, Inc.,
                            Medium Term Notes,
A2                 1,500   6.59%, 2/21/01
1,528,800
A2                 3,000   6.65%, 7/15/01
3,071,280
A2                   500   7.25%, 5/1/01
517,880
                           Scotia Pacific Co.,
A3                 1,200   Class A-2
                            7.11%, 1/20/14
1,142,112
Baa2               3,700   Class A-3
                            7.71%, 1/20/14
3,314,756
A2                 3,000   Sears Roebuck Acceptance
                            Corp., Sr. Notes,
                            6.50%, 12/1/28
2,944,590
B3                 3,000   SFX Entertainment, Inc.,
                            Sr. Sub. Notes,
                            9.125%, 12/1/08
2,985,000
Baa1               4,000   Sprint Capital Corp.,
                            Notes,
                            6.875%, 11/15/28
4,157,200
                           Tele-Communications, Inc.,
                            Deb.,
Baa3               1,000   6.34%, 2/1/02
1,024,250
Ba1                1,500   10.125%, 4/15/22
2,170,005
                           Time Warner, Inc.,
                            Deb.,
Baa3               5,000   6.625%, 5/15/29
5,087,300
Baa3               2,000   8.11%, 8/15/06
2,280,100

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                Value
(Note 1)
------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
B2            $    1,000   Time Warner Telecom LLC,
                            Sr. Notes,
                            9.75%, 7/15/08             $
1,045,000
Baa3               1,000   Tokai Preferred Capital
                            LLC,
                            Series A,
                            9.98%, 12/29/49
840,000
NR                 4,500   Toyota Motor Credit Corp.,
                            Notes,
                            5.625%, 11/13/03
4,534,425
NR                 2,000   TVN Entertainment Corp.,
                            Sr. Notes,
                            14.00%, 8/1/08
1,700,000
Baa3               1,500   Turner Broadcasting
                            Systems,
                            Inc., Sr. Notes,
                            7.40%, 2/1/04
1,608,570
                           United Airlines, Inc.,
                            Deb.,
Baa3               3,000   10.67%, 5/1/04
3,549,600
Baa3               2,000   11.21%, 5/1/14
2,626,400
Baa3               2,000   USA Waste Services Inc.,
                            Notes,
                            6.125%, 7/15/01
2,012,400
B2                 2,000   United States Can Corp.,
                            Sr. Sub. Notes, Series B,
                            10.125%, 10/15/06
2,060,000
Ba2                  750   Viacom, Inc., Sr. Notes,
                            7.75%, 6/1/05
813,623
Baa2                 900   Worldcom, Inc., Notes,
                            6.125%, 8/15/01
914,382
                                                       -----
-------
                           Total domestic corporate
                            bonds
                            (cost $262,266,857)
262,780,186
                                                       -----
-------
------------------------------------------------------------
Foreign Government Securities--2.7%
Baa3               1,000   Banco de Commercio
                            Exterior
                            de Colombia,
                            8.625%, 6/2/00
980,000
A1                 1,200   National Australia Bank
                            Ltd.,
                            6.40%, 12/10/07
1,224,000
Baa3               2,500   Republic of Columbia
                            12.243%, 2/16/99
2,287,500
Ba1           $    4,000   Republic of Panama,
                            7.875%, 2/13/02            $
3,860,000
                                                       -----
-------
                           Total foreign government
                            securities
                            (cost $8,700,676)
8,351,500
                                                       -----
-------
------------------------------------------------------------
Foreign Corporate Bonds--2.4%
Aaa                2,500   Bayerische Landesbank
                            (Germany)
                            5.875%, 12/1/08
2,556,000
Baa1               1,800   Cable & Wireless
                            Communication,
                            (United Kingdom)
                            Note,
                            6.75%, 12/1/08
1,834,920
A3                 1,000   Kansallis-Osake-Pankki,
                            N.Y.,
                            (Finland) Sub. Notes,
                            10.00%, 5/1/02
1,124,200
Baa1               2,000   Skandinaviska Enskilda
                            Banken,
                            (Sweden) Bonds,
                            7.50%, 3/29/49
1,976,560
                                                       -----
-------
                           Total foreign corporate
                            bonds
                            (cost $7,330,605)
7,491,680
                                                       -----
-------
------------------------------------------------------------
U.S. Government Securities--7.3%
                   4,000   Small Business
                            Administration,
                            Deb., Series 1988-201
                            6.00%, 9/1/18
4,081,480
                           United States Treasury
                            Bonds,
                   4,300   5.50%, 8/15/28
4,500,896
                   2,000   6.375%, 8/15/27
2,298,740
                   4,300(b) 6.75%, 8/15/26
5,151,271
                   2,000   8.125%, 8/15/21
2,702,500
                           United States Treasury
                            Notes,
                     500   4.75%, 11/15/08
503,905
                   1,600   5.75%, 11/15/05
1,706,752
                   1,300   6.50%, 5/15/05
1,424,722
                                                       -----
-------
                           Total U. S. government
                            securities
                            (cost $22,061,375)
22,370,266
                                                       -----
-------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

              Units          Description
Value (Note 1)
------------------------------------------------------------
WARRANTS(a)
                  2,000   TVN Entertainment Corp.,
                           expiring 8/1/08            $
20
                                                      ------
------
                          Total long-term
                           investments
                           (cost $300,359,513)
300,993,652
                                                      ------
------
SHORT-TERM INVESTMENTS--0.7%
Moody's       Principal
Rating        Amount
(Unaudited)   (000)
------------  ---------
------------------------------------------------------------
Domestic Corporate Bond--0.5%
Ba2           $   1,500   K Mart Corp.,
                           Medium Term Notes,
                           6.78%, 8/2/99
                           (cost $1,495,800)
1,503,405
                                                      ------
------
------------------------------------------------------------
Repurchase Agreements--0.2%
                    625   Joint Repurchase Agreement
                           Account 4.69%, 1/4/99
                           (cost $625,000; Note 6)
625,000
                                                      ------
------
                          Total short-term
                           investments
                           (cost $2,120,800)
2,128,405
                                                      ------
------
Total Investments--98.4%
                          (cost $302,480,313; Note
                           5)
303,122,057
                          Other assets in excess of
                           liabilities--1.6%
4,884,103
                                                      ------
------
                          Net Assets--100%
$308,006,160
                                                      ------
------
                                                      ------
------

---------------
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard &
Poor's ratings.
(a) Non-income producing security.
(b) Pledged as intial margin on financial futures contracts.

The industry classification of portfolio holdings and other
assets shown as a percentage of net assets as of December
31,
1998 was as follows:
Telecommunications....................................
8.7%
Electric..............................................
8.4
U.S. Government Securities............................
7.3
Retail................................................
6.8
Real Estate...........................................
6.1
Financial Institute...................................
5.7
Airlines..............................................
5.6
Oil & Gas.............................................
5.3
Banking...............................................
5.2
Media-Other...........................................
5.1
Financial Services....................................
3.8
Media - Cable.........................................
3.6
Entertainment.........................................
3.3
Foreign Government Securities.........................
2.7
Foreign Corporate Bonds...............................
2.4
Environmental.........................................
2.0
Automotive............................................
1.8
Consumer Cyclical.....................................
1.6
Building Materials....................................
1.6
Industrial............................................
1.4
Insurance.............................................
1.4
Containers............................................
1.4
Tobacco...............................................
1.3
Aerospace.............................................
1.2
Miscellaneous.........................................
4.5
Other assets in excess of liabilities (including Joint
  Repurchase Agreement)...............................
1.8
                                                        ----
-

100.0%
                                                        ----
-
                                                        ----
-

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     7

Statement of Assets and Liabilities       PRUDENTIAL
DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------
--------------------

Assets
December 31, 1998
Investments, at value (cost
$302,480,313)...............................................
 ................        $ 303,122,057
Cash........................................................
 ............................................
108,342
Interest
receivable..................................................
 ...................................            4,686,897
Receivable for Fund shares
sold........................................................
 .................            1,023,806
Due from
manager.....................................................
 ...................................               48,717
Deferred expenses and other
assets......................................................
 ................               44,540

-----------------
   Total
assets......................................................
 ...................................          309,034,359

-----------------
Liabilities
Payable for Fund shares
reacquired..................................................
 ....................              532,671
Accrued
expenses....................................................
 ....................................              176,369
Distribution fee
payable.....................................................
 ...........................              131,623
Management fee
payable.....................................................
 .............................              113,639
Dividends
payable.....................................................
 ..................................               47,397
Due to broker - variation
margin......................................................
 ..................               26,500

-----------------
   Total
liabilities.................................................
 ...................................            1,028,199

-----------------
Net
Assets......................................................
 ........................................        $
308,006,160

-----------------

-----------------
Net assets were comprised of:
   Common stock, at
par.........................................................
 ........................        $      23,283
   Paid-in capital in excess of
par.........................................................
 ............          311,708,370

-----------------

311,731,653
   Undistributed net investment
income......................................................
 ............              836,812
   Accumulated net realized loss on
investments.................................................
 ........           (5,203,266)
   Net unrealized appreciation on investments and foreign
currencies....................................
640,961

-----------------
Net assets, December 31,
1998........................................................
 ...................        $ 308,006,160

-----------------

-----------------
Class A:
   Net asset value and redemption price per share
      ($59,186,280 / 4,473,810 shares of common stock issued
and outstanding)...........................
$13.23
   Maximum sales charge (4.0% of offering
price)......................................................
 ..                  .55

-----------------
   Maximum offering price to
public......................................................
 ...............               $13.78

-----------------

-----------------
Class B:
   Net asset value, offering price and redemption price per
share
      ($186,658,659 / 14,108,534 shares of common stock
issued and outstanding).........................
$13.23

-----------------

-----------------
Class C:
   Net asset value and redemption price per share
      ($9,281,746 / 701,534 shares of common stock issued
and outstanding)..............................
$13.23
   Sales charge (1% of offering
price)......................................................
 ............                  .13

-----------------
   Offering price to
public......................................................
 .......................               $13.36

-----------------

-----------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($52,879,475 / 3,999,506 shares of common stock issued
and outstanding)...........................
$13.22

-----------------

-----------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     8

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31,
1998
   Interest and discount earned..........      $20,387,218
                                            ----------------
-
Expenses
   Distribution fee--Class A.............           77,872
   Distribution fee--Class B.............        1,292,444
   Distribution fee--Class C.............           55,422
   Management fee........................        1,403,088
   Transfer agent's fees and expenses....          617,000
   Custodian's fees and expenses.........          120,000
   Reports to shareholders...............          100,000
   Registration fees.....................           89,000
   Amortization of deferred organization
      expenses...........................           40,135
   Audit fee and expenses................           25,000
   Legal fees and expenses...............           25,000
   Directors' fees and expenses..........           17,500
   Miscellaneous.........................            6,939
                                            ----------------
-
         Total expenses..................        3,869,400
   Less: Expense subsidy (Note 4)........         (337,358)
                                            ----------------
-
         Net expenses....................        3,532,042
                                            ----------------
-
Net investment income....................       16,855,176
                                            ----------------
-
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies
Net realized gain (loss) on:
   Investment transactions...............       (4,209,397)
   Financial futures transactions........         (966,103)
   Foreign currency transactions.........          418,258
                                            ----------------
-
                                                (4,757,242)
                                            ----------------
-
Net change in unrealized appreciation
   (depreciation) on:
   Investments...........................          345,644
   Financial futures.....................          285,907
                                            ----------------
-
                                                   631,551
                                            ----------------
-
Net loss on investments..................       (4,125,691)
                                            ----------------
-
Net Increase in Net Assets
Resulting from Operations................      $12,729,485
                                            ----------------
-
                                            ----------------
-

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended December
31,
in Net Assets                           1998
1997
Operations
   Net investment income..........  $  16,855,176    $
14,936,849
   Net realized gain (loss) on
      investment and foreign
      currency transactions.......     (4,757,242)
4,065,056
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign
      currencies..................        631,551
(3,160,737)
                                    -------------    -------
-----
   Net increase in net assets
      resulting from operations...     12,729,485
15,841,168
                                    -------------    -------
-----
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................     (3,300,618)
(2,499,000)
      Class B.....................     (9,936,206)
(9,461,239)
      Class C.....................       (424,457)
(309,631)
      Class Z.....................     (3,193,895)
(2,666,979)
                                    -------------    -------
-----
                                      (16,855,176)
(14,936,849)
                                    -------------    -------
-----
   Distributions in excess of net
      investment income
      Class A.....................           (680)
(62,548)
      Class B.....................         (2,156)
(239,443)
      Class C.....................            (85)
(9,136)
      Class Z.....................           (693)
(72,124)
                                    -------------    -------
-----
                                           (3,614)
(383,251)
                                    -------------    -------
-----
   Distributions from net realized
      gains
      Class A.....................       --
(613,027)
      Class B.....................       --
(2,367,951)
      Class C.....................       --
(87,655)
      Class Z.....................       --
(685,629)
                                    -------------    -------
-----
                                         --
(3,754,262)
                                    -------------    -------
-----
Fund share transactions (net of
   share conversions) (Note 7)
   Net proceeds from shares
      sold........................    129,677,477
121,952,066
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     13,554,825
15,297,448
   Cost of shares reacquired......    (83,173,090)
(53,401,326)
                                    -------------    -------
-----
   Net increase in net assets from
      Fund share transactions.....     60,059,212
83,848,188
                                    -------------    -------
-----
Total increase....................     55,929,907
80,614,994
Net Assets
Beginning of year.................    252,076,253
171,461,259
                                    -------------    -------
-----
End of year(a)....................  $ 308,006,160
$252,076,253
                                    -------------    -------
-----
                                    -------------    -------
-----
---------------
(a) Includes undistributed net
    investment income of..........  $     836,812    $
3,614
                                    -------------    -------
-----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     9

Notes to Financial Statements             PRUDENTIAL
DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------
--------------------
Prudential Diversified Bond Fund, Inc. (the 'Fund'), which was incorporated in
Maryland on September 1, 1994, is registered under the Investment Company Act of
1940 as a diversified, open-end management investment company. The Fund had no significant operations other than the issuance of 2,667 shares each of Class A and Class B common stock and 2,666 shares of Class C common stock for $100,000 on October 5, 1994 to Prudential Investments Fund Management LLC ('PIFM').
Investment operations commenced on January 10, 1995.

The Fund's investment objective is to achieve high current
income consistent
with an appropriate balance between risk and reward. The
Fund will seek to
achieve this objective by allocating its assets among
sectors of the fixed
income securities markets, U.S. Government securities,
mortgage-backed
securities, corporate debt, and foreign securities based
upon an evaluation of
current market and economic conditions. The ability of
issuers of debt
securities held by the Fund to meet their obligations may be affected by
economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange.
Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of
Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with repurchase agreement transactions, the Fund's custodian, or designated subcustodians as the case may be under tri-party repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of unrealized appreciation or depreciation on foreign currencies.

Foreign security and currency transactions may involve
certain considerations
and risks not typically associated with those of domestic
origin as a result of,
among other factors, the possibility of political and
economic instability and
the level of governmental supervision and regulation of
foreign securities
markets.
------------------------------------------------------------
--------------------
                                       10

Notes to Financial Statements             PRUDENTIAL
DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------
--------------------
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income.
Expenses are recorded on
the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Deferred Organization Expenses: Approximately $210,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the
Fund commenced investment operations.

Reclassification of Capital Accounts: The Fund accounts and
reports for
distributions to shareholders in accordance with 'Statement
of Position 93-2:
Determination, Disclosure, and Financial Statement
Presentation of Income,
Capital Gain, and Return of Capital Distributions by
Investment Companies.' The
effect of applying this statement was to increase
undistributed net investment
income by $836,812, and increase accumulated net realized
loss by $836,812
primarily due to the sale of securities purchased with
market discount and net
foreign currency gains. Net investment income, net realized
gains and net assets
were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation
('PIC'); PIC furnishes
investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The
Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.

The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A,
Class B, Class C and
Class Z shares of the Fund through May 31, 1998. Prudential
Investment
Management Services LLC ('PIMS') became the distributor of
the Fund, effective
June 1, 1998 and is serving the Fund under the same terms
and conditions as
under the agreement with PSI. The Fund compensated PSI and
PIMS for distributing
and servicing the Fund's Class A, Class B and Class C
shares, pursuant to plans
of distribution (the 'Class A, B and C Plans'), regardless
of expenses actually
incurred by them. The distribution fees are accrued daily
and payable monthly.
No distribution or service fees are paid to PSI and PIMS as
distributor for
Class Z shares of the Fund.
------------------------------------------------------------
--------------------
                                       11

Notes to Financial Statements             PRUDENTIAL
DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------
--------------------
Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1%
of the average daily net assets of the Class A, B and C shares, respectively.
Such expenses under the Plans were .15 of 1% of the average daily net assets of
Class A shares and .75% of the average daily net assets of both the Class B and
Class C shares for the year ended December 31, 1998. Effective January 1, 1999, the annual rate for Class A shares was increased to .25 of 1%.

PSI and PIMS have advised the Fund that they received approximately $215,800 in front-end sales charges resulting from sales of Class A and $3,100 in Class C shares (after November 2, 1998) during the year ended
December 31, 1998. From
these fees, PSI and PIMS paid such sales charges to Pruco
Securities Corporation
and affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended
December 31, 1998,
they received approximately $351,100 and $4,400 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment
companies (the
'Funds'), has a credit agreement (the 'Agreement') with an
unaffiliated lender.
The maximum commitment under the Agreement is $200,000,000.
Interest on any such
borrowings outstanding will be at market rates. The purpose
of the Agreement is
to serve as an alternative source of funding for capital
share redemptions. The
Fund has not borrowed any amounts pursuant to the Agreement
during the year
ended December 31, 1998. The Funds pay a commitment fee at
an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is
accrued and paid quarterly on a pro rata basis by the Funds.
The Agreement
expired on December 29, 1998, and has been extended through
February 28, 1999
under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the year ended
December 31, 1998,
the Fund incurred fees of approximately $534,600 for the
services of PMFS. As of
December 31, 1998, approximately $49,800 of such fees were
due to PMFS. Transfer
agent fees and expenses in the Statement of Operations also
include certain
out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Expense Subsidy

PIFM voluntarily agreed to subsidize operating expenses so
that total Fund
operating expenses do not exceed .90%, 1.50%, 1.50% and .75%
of the average
daily net assets of the Class A, Class B, Class C and Class
Z shares,
respectively. For the year ended December 31, 1998, such
reimbursement amounted
to $337,358 ($0.01 per share for Class A, B, C and Z shares;
 .12% of average net
assets). The Fund is not required to reimburse PIFM for such subsidy.
------------------------------------------------------------
Note 5. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998 were $900,766,031 and $826,317,167, respectively.

The federal income tax cost basis of the Fund's investments at December 31, 1998 was $302,480,313 and, accordingly, net unrealized appreciation for federal income tax purposes was $641,744 (gross unrealized appreciation--$6,923,687;
gross unrealized depreciation--$6,281,943).

For federal income tax purposes, the Fund has a capital loss carryforward as of
December 31, 1998 of approximately $5,204,000 which expires in 2006.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

During the year ended December 31, 1998, the Fund entered into financial futures contracts. Details of open contracts at December 31, 1998 are as follows:

                                                     Value
at        Value at         Unrealized
Number of                           Expiration     December
31,        Trade         Appreciation
Contracts            Type              Date            1998
Date         (Depreciation)
---------     ------------------    -----------    ---------
---     -----------     --------------
               Long Positions:
   100          20 yr. T-Bond        Mar. 1999
$12,778,125      $12,646,875       $  131,250
    18          20 yr. T-Bond        Mar. 1999
2,300,063        2,289,938           10,125
     7          20 yr. T-Bond        Mar. 1999
894,469          897,969           (3,500)
    87          20 yr. T-Bond        Mar. 1999
11,116,969       11,255,625         (138,656)

--------------

$     (781)

--------------

--------------

------------------------------------------------------------
Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment
companies, transfers
uninvested cash balances into a single joint account, the
daily
------------------------------------------------------------
--------------------
                                       12

Notes to Financial Statements             PRUDENTIAL
DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------
--------------------
aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December
31, 1998, the Fund had a 0.1% undivided interest in the joint account. The undivided interest for the Fund represents $625,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear Stearns & Co. Inc., 4.75%, in the principal amount of
$165,000,000,
repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $169,478,699.

Deutche Bank Securities Inc., 4.80%, in the principal amount of $100,000,000, repurchase price $100,053,333, due 1/4/99. The value of the collateral including accrued interest was $102,001,052.

Goldman Sachs & Co., 4.25%, in the principal amount of $93,088,000, repurchase price $93,131,958, due 1/4/99. The value of the collateral including accrued interest was $94,950,662.

Morgan (J.P.) Securities Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,300,696.

Warburg Dillon Read LLC, 4.75%, in the principal amount of
$165,000,000,
repurchase price $165,087,083, due 1/4/99. The value of the
collateral including
accrued interest was $168,529,699.
------------------------------------------------------------
Note 7. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year.
Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1%
during the first 18
months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase
Class A shares at net
asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, B, C and Class Z, each of which consists of 500 million, 500 million, 500 million and 500 million authorized shares, respectively. Of the 23,283,384 shares of common stock issued and outstanding at December 31, 1998, PIFM owned 8,117.

Transactions in shares of common stock were as follows:

Class A                                  Shares       Amount
-------------------------------------  ----------   --------
---
Year ended December 31, 1998:
Shares sold..........................   2,495,893
$33,401,514
Shares issued in reinvestment of
  dividends..........................     194,963
2,602,189
Shares reacquired....................  (1,507,321)
(20,108,457)
                                       ----------   --------
---
Net increase in shares outstanding
  before conversion..................   1,183,535
15,895,246
Shares issued upon conversion from
  Class B............................     228,881
3,064,759
                                       ----------   --------
---
Net increase in shares outstanding...   1,412,416
$18,960,005
                                       ----------   --------
---
                                       ----------   --------
---
Year ended December 31, 1997:
Shares sold..........................   1,426,052
$19,452,716
Shares issued in reinvestment of
  dividends and distributions........     187,300
2,545,364
Shares reacquired....................  (1,021,326)
(13,910,845)
                                       ----------   --------
---
Net increase in shares outstanding
  before conversion..................     592,026
8,087,235
Shares issued upon conversion from
  Class B............................     210,803
2,878,755
                                       ----------   --------
---
Net increase in shares outstanding...     802,829
$10,965,990
                                       ----------   --------
---
                                       ----------   --------
---
Class B
-------------------------------------
Year ended December 31, 1998:
Shares sold..........................   4,920,054
$65,663,839
Shares issued in reinvestment of
  dividends..........................     562,773
7,514,653
Shares reacquired....................  (2,889,045)
(38,488,622)
                                       ----------   --------
---
Net increase in shares outstanding
  before conversion..................   2,593,782
34,689,970
Shares reacquired upon conversion
  into Class A.......................    (228,881)
(3,064,759)
                                       ----------   --------
---
Net increase in shares outstanding...   2,364,901
$31,625,111
                                       ----------   --------
---
                                       ----------   --------
---
Year ended December 31, 1997:
Shares sold..........................   3,336,421
$45,561,167
Shares issued in reinvestment of
  dividends and distributions........     663,972
9,023,614
Shares reacquired....................  (2,067,600)
(28,222,638)
                                       ----------   --------
---
Net increase in shares outstanding
  before conversion..................   1,932,793
26,362,143
Shares reacquired upon conversion
  into Class A.......................    (210,717)
(2,878,755)
                                       ----------   --------
---
Net increase in shares outstanding...   1,722,076
$23,483,388
                                       ----------   --------
---
                                       ----------   --------
---

------------------------------------------------------------
--------------------
                                       13

Notes to Financial Statements             PRUDENTIAL
DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------
--------------------

Class C                                  Shares       Amount
-------------------------------------  ----------   --------
---
Year ended December 31, 1998:
Shares sold..........................     412,554   $
5,507,004
Shares issued in reinvestment of
  dividends..........................      25,359
338,435
Shares reacquired....................    (184,168)
(2,450,323)
                                       ----------   --------
---
Net increase in shares outstanding...     253,745   $
3,395,116
                                       ----------   --------
---
                                       ----------   --------
---
Year ended December 31, 1997:
Shares sold..........................     211,330   $
2,892,963
Shares issued in reinvestment of
  dividends and distributions........      23,545
319,900
Shares reacquired....................     (92,251)
(1,257,156)
                                       ----------   --------
---
Net increase in shares outstanding...     142,624   $
1,955,707
                                       ----------   --------
---
                                       ----------   --------
---
Class Z
-------------------------------------
Year ended December 31, 1998:
Shares sold..........................   1,880,837
$25,105,120
Shares issued in reinvestment of
  dividends..........................     232,269
3,099,548
Shares reacquired....................  (1,659,265)
(22,125,688)
                                       ----------   --------
---
Net increase in shares outstanding...     453,841   $
6,078,980
                                       ----------   --------
---
                                       ----------   --------
---
Year ended December 31, 1997:
Shares sold..........................   3,983,551
$54,045,220
Shares issued in reinvestment of
  dividends and distributions........     250,799
3,408,570
Shares reacquired....................    (733,462)
(10,010,687)
                                       ----------   --------
---
Net increase in shares outstanding...   3,500,888
$47,443,103
                                       ----------   --------
---
                                       ----------   --------
---

------------------------------------------------------------
--------------------
                                       14

Financial Highlights                      PRUDENTIAL
DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------
--------------------

Class A                                      Class B
                                            ----------------
--------------------------------------     -----------------
--------

January 10,

1995(a)
                                                   Year
Ended December 31,              Through         Year Ended
December 31,
                                            ----------------
---------------------     December 31,     -----------------
--------
                                             1998
1997           1996           1995           1998
1997
                                            -------     ----
--------     --------     ------------     --------     ----
--------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....    $ 13.41       $
13.57       $ 13.79        $  12.50       $  13.41       $
13.58
                                            -------
------       --------         ------       --------     ----
--------
Income from investment operations
Net investment income(b)................        .85
 .98           .93             .90            .77
 .89
Net realized and unrealized gain (loss)
   on investment transactions...........       (.18)
 .07          (.19 )          1.51           (.18)
 .06
                                            -------
------       --------         ------       --------     ----
--------
   Total from investment operations.....        .67
1.05           .74            2.41            .59
 .95
                                            -------
------       --------         ------       --------     ----
--------
Less distributions
Dividends from net investment income....       (.85)
(.98)         (.93 )          (.90)          (.77)
(.89)
Distributions in excess of net
   investment income....................         --(e)
(.02)           --              --             --(e)
(.02)
Distributions from net realized gains...         --
(.21)         (.03 )          (.22)            --
(.21)
                                            -------
------       --------         ------       --------     ----
--------
   Total distributions..................       (.85)
(1.21)         (.96 )         (1.12)          (.77)
(1.12)
                                            -------
------       --------         ------       --------     ----
--------
Net asset value, end of period..........    $ 13.23       $
13.41       $ 13.57        $  13.79       $  13.23       $
13.41
                                            -------
------       --------         ------       --------     ----
--------
                                            -------
------       --------         ------       --------     ----
--------
TOTAL RETURN(d).........................       5.14%
7.96%         5.80%          19.80%          4.51%
7.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........    $59,186       $
41,051       $30,657        $ 14,276       $186,659
$157,501
Average net assets (000)................    $51,915       $
34,994       $21,867        $  7,428       $172,326
$144,620
Ratios to average net assets(b):
   Expenses, including distribution
      fees..............................        .90%
 .82%          .79%            .87%(c)       1.50%
1.42%
   Expenses, excluding distribution
      fees..............................        .75%
 .67%          .64%            .72%(c)        .75%
 .67%
   Net investment income................       6.36%
7.14%         7.08%           6.92%(c)       5.76%
6.54%
Portfolio turnover rate.................        304%
334%          362%            260%           304%
334%


January 10,

1995(a)

Through

December 31,
                                            1996
1995
                                          --------     -----
-------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....  $ 13.79        $
12.50
                                          --------         -
-----
Income from investment operations
Net investment income(b)................      .85
 .82
Net realized and unrealized gain (loss)
   on investment transactions...........     (.18)
1.51
                                          --------         -
-----
   Total from investment operations.....      .67
2.33
                                          --------         -
-----
Less distributions
Dividends from net investment income....     (.85)
(.82)
Distributions in excess of net
   investment income....................       --
--
Distributions from net realized gains...     (.03)
(.22)
                                          --------         -
-----
   Total distributions..................     (.88)
(1.04)
                                          --------         -
-----
Net asset value, end of period..........  $ 13.58        $
13.79
                                          --------         -
-----
                                          --------         -
-----
TOTAL RETURN(d).........................     5.19%
19.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........  $136,054       $
85,472
Average net assets (000)................  $114,560       $
43,574
Ratios to average net assets(b):
   Expenses, including distribution
      fees..............................     1.39%
1.47%(c)
   Expenses, excluding distribution
      fees..............................      .64%
 .72%(c)
   Net investment income................     6.48%
6.32%(c)
Portfolio turnover rate.................      362%
260%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and/or fee waiver.
(c) Annualized.
(d) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less than a
full year are not
    annualized.
(e) Less than $.005 per share.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     15

Financial Highlights                      PRUDENTIAL
DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------
--------------------

Class C                                      Class Z
                                           -----------------
----------------------------------------     ---------------
---------

January 10,

1995(a)
                                                   Year
Ended December 31,                Through        Year Ended
December 31,
                                           -----------------
-----------------------     December 31,     ---------------
---------
                                            1998
1997             1996             1995          1998
1997
                                           ------     ------
------     ------------     ------------     -------     ---
---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....   $13.41
$13.58           $13.79           $12.50        $ 13.40
$  13.57
                                           ------         --
---            -----            -----        -------
------
Income from investment operations
Net investment income(b)................      .77
 .89              .85              .82            .87
1.00
Net realized and unrealized gain (loss)
   on investment transactions...........     (.18)
 .06             (.18)            1.51           (.18)
 .06
                                           ------         --
---            -----            -----        -------
------
   Total from investment operations.....      .59
 .95              .67             2.33            .69
1.06
                                           ------         --
---            -----            -----        -------
------
Less distributions
Dividends from net investment income....     (.77)
(.89)            (.85)            (.82)          (.87)
(1.00)
Distributions in excess of net
   investment income....................       --(e)
(.02)              --               --             --(e)
(.02)
Distributions from net realized gains...       --
(.21)            (.03)            (.22)            --
(.21)
                                           ------         --
---            -----            -----        -------
------
   Total distributions..................     (.77)
(1.12)            (.88)           (1.04)          (.87)
(1.23)
                                           ------         --
---            -----            -----        -------
------
Net asset value, end of period..........   $13.23
$13.41           $13.58           $13.79        $ 13.22
$  13.40
                                           ------         --
---            -----            -----        -------
------
                                           ------         --
---            -----            -----        -------
------
TOTAL RETURN(d).........................     4.51%
7.24%            5.19%           19.11%          5.30%
8.05%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........   $9,282
$6,005           $4,143           $2,655        $52,879
$ 47,519
Average net assets (000)................   $7,390
$4,747           $3,534           $1,307        $48,988
$ 36,750
Ratios to average net assets(b):
   Expenses, including distribution
      fees..............................     1.50%
1.42%            1.39%            1.47%(c)        .75%
 .67%
   Expenses, excluding distribution
      fees..............................      .75%
 .67%             .64%             .72%(c)        .75%
 .67%
   Net investment income................     5.76%
6.54%            6.48%            6.32%(c)       6.51%
7.29%
Portfolio turnover rate.................      304%
334%             362%             260%           304%
334%

                                          September 16,
                                             1996(a)
                                             Through
                                          December 31,
                                              1996
                                          -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....     $ 13.20
                                               -----
Income from investment operations
Net investment income(b)................         .28
Net realized and unrealized gain (loss)
   on investment transactions...........         .40
                                               -----
   Total from investment operations.....         .68
                                               -----
Less distributions
Dividends from net investment income....        (.28)
Distributions in excess of net
   investment income....................          --
Distributions from net realized gains...        (.03)
                                               -----
   Total distributions..................        (.31)
                                               -----
Net asset value, end of period..........     $ 13.57
                                               -----
                                               -----
TOTAL RETURN(d).........................        5.35%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........     $   608
Average net assets (000)................     $   125
Ratios to average net assets(b):
   Expenses, including distribution
      fees..............................         .64%(c)
   Expenses, excluding distribution
      fees..............................         .64%(c)
   Net investment income................        7.23%(c)
Portfolio turnover rate.................         362%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and fee waiver.
(c) Annualized.
(d) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less than a
full year are not
    annualized.
(e) Less than $.005 per share.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     16

Report of Independent Accountants         PRUDENTIAL
DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors of Prudential Diversified Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Diversified Bond Fund,
Inc. (the 'Fund') at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the three periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 12, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 23, 1999
------------------------------------------------------------
--------------------
                                       17

Tax Information (Unaudited)               PRUDENTIAL
DIVERSIFIED BOND FUND, INC.
------------------------------------------------------------
--------------------
As required by the Internal Revenue Code, we are to advise you within 60 days of the Fund's fiscal year end (December 31, 1998) as to the federal tax status of dividends and distributions paid by the Fund.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 11.44% of the dividends paid by the Fund qualifies for such deduction.

During the fiscal year ended December 31, 1998, the Fund paid dividends from net investment income and a short-term capital gains distribution which was taxable as ordinary income. We wish to advise you that the corporate dividends received deduction for the Fund is zero.

For the purpose of preparing your annual federal income tax
return, however, you
should report the amounts as reflected on the appropriate
Form 1099-DIV or
substitute 1099-DIV.
------------------------------------------------------------
--------------------

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to
member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It? Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.
Prudential Diversified Bond Fund, Inc. vs. the
Lehman Brothers Aggregate Bond Index.

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Diversified Bond Fund, Inc.
(Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers
Aggregate Bond Index (the Index) by portraying the initial account values at the commencement of operations of each share class, and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1995 for Class A, B, and C shares, and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed that (a) the maximum applicable front-end sales load was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and
Class C shares, assuming full redemption on December 31, 1998; (c) beginning
November 2, 1998, Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months; (d) all recurring fees (including management fees) were deducted; and (e) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index that covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and the total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities held in the Index may differ substantially from those held by the Fund. The Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.


// Prudential Diversified Bond Fund, Inc.
-- Lehman Bros. Aggregate Bond Index

Class A
Average Annual Total
Returns - Class A

With Sales Load
8.47% Since Inception (8.28%)
4.86% for 3 Years (4.67%)
0.93% for 1 Year (0.86%)

Without Sales Load
9.59% Since Inception (9.40%)
6.29% for 3 Years (6.11%)
5.14% for 1 Year (5.06%)


Class B
Average Annual Total
Returns - Class B

With Sales Load  8.53%
Since Inception (8.34%)
4.74% for 3 Years (4.55%)
-0.49% for 1 Year (-0.57%)

Without Sales Load
8.92% Since Inception (8.74%)
5.64% for 3 Years (5.46%)
4.51% for 1 Year (4.43%)

Class C
Average Annual Total
Returns - Class C

With Sales Load
8.64% Since Inception (8.46%)
5.29% for 3 Years (5.10%)
2.47% for 1 Year (2.39%)

Without Sales Load
8.92% Since Inception (8.73%)
5.64% for 3 Years (5.45%)
4.51% for 1 Year (4.43%)

Class Z
Average Annual Total
Returns - Class Z

8.24% Since Inception (8.06%)
5.30% for 1 Year (5.22%)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Mendel A. Melzer, CFA
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Brian M. Storms
Nancy H. Teeters
Louis A. Weil, III

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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